Financial income and expenses	12 Months Ended
Dec. 31, 2019
Financial income and expenses [Abstract]
Financial income and expenses
Note 21.- Financial income and expenses

The following table sets forth financial income and expenses for the years ended December 31, 2019, 2018 and 2017:

	For the year ended December 31,
Financial income	2019	2018	2017
Interest income from loans and credits	3,665	36,296	325
Interest rates benefits derivatives: cash flow hedges	456	148	682
Total	4,121	36,444	1,007

	For the year ended December 31,
Financial expenses	2019	2018	2017
Expenses due to interest:
- Loans from credit entities	(259,416)	(256,736)	(253,660)
- Other debts	(89,256)	(100,057)	(137,562)
Interest rates losses derivatives: cash flow hedges	(59,318)	(68,226)	(72,495)
Total	(407,990)	(425,019)	(463,717)

Financial income from loans and credits in 2018 primarily includes a non-monetary financial income of $36.6 million resulting from the refinancing of the debts of Helios 1&2 and Helioenergy 1&2 in the second quarter of 2018 (Note 15).

Interests from other debts are primarily interests on the notes issued by ATS, ATN and Solaben Luxembourg and interests related to the investment from Liberty. The decrease in 2019 and 2018 are primarily due to a lower increase of the amortized cost of the Liberty debt compared to the previous year for $16 million and $23 million respectively (Note 16). Losses from interest rate derivatives designated as cash flow hedges correspond primarily to transfers from equity to financial expense when the hedged item is impacting the consolidated income statement.

Other net financial income and expenses

The following table sets out Other net financial income and expenses for the years 2019, 2018 and 2017:

	For the year ended December 31,
Other financial income / (expenses)	2019	2018	2017
Dividend from ACBH (Brazil)	-	-	10,383
Other financial income	14,152	14,431	28,809
Other financial losses	(15,305)	(22,666)	(20,758)
Total	(1,153)	(8,235)	18,434

According to an agreement reached with Abengoa in the third quarter of 2016, Abengoa acknowledged that Atlantica Yield is the legal owner of the dividends declared on February 24, 2017 and retained from Abengoa amounting to $10.4 million. As a result, the Company recorded $10.4 million as Other financial income on 2017 in accordance with the accounting treatment previously given to the ACBH dividend.

Other financial income in 2019 and 2018 are primarily interests on deposits and on loan granted to third parties. In 2017, it included a $16.2 million income as a result of the termination of the currency swap agreement with Abengoa.

Other financial losses primarily include expenses for guarantees and letters of credit, wire transfers, other bank fees and other minor financial expenses.